SUBSCRIPTION AGREEMENT

Cell Source, Ltd.

65 Yigal Alon Street, 23rd Floor

Tel Aviv 67433, Israel

Ladies and Gentlemen:

1.          Subscription. The undersigned (the “Purchaser”), intending to be legally bound, hereby irrevocably agrees to purchase from Cell Source, Ltd. (the “Company” or “Cell Source”) the number of units (the “Units”) set forth on the signature page hereof at a purchase price of $0.75 per Unit. Each Unit consists of (i) one share of the Company’s Ordinary Shares, each of nominal value of NIS 0.01 (the “Ordinary Shares”) and (ii) a 5 year warrant (each, a “Warrant” and collectively, the “Warrants”) to purchase one share of Ordinary Shares at an exercise price of $0.75 per share.

2.          This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and the Confidential Private Placement Memorandum of Cell Source dated November 13, 2013, as amended or supplemented from time to time, including all attachments, schedules and exhibits thereto (the “Memorandum”), relating to the offering (the “Offering”) by the Company of a minimum of 666,667 Units ($500,000) (“Minimum Offering Amount”), and up to a maximum of 2,666,667 Units ($2,000,000) (“Maximum Offering Amount”). The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein in their entirety.

3.          Effect of the Sale of Maximum Offering Amount. In the event of a closing pursuant to which the aggregate Units sold in the Offering is equal to or greater than the Maximum Offering Amount (“Maximum Offering Closing”), within 120 days of the Maximum Offering Closing, Cell Source shall consummate a transaction (the “Acquisition”) in which Cell Source and all of Cell Source’s shareholder, including all the Purchasers in this Offering, would enter into a share exchange with a public company (“Pubco”). If the Acquisition is consummated, Cell Source will become a wholly-owned subsidiary of Pubco. Accordingly, Pubco, through its subsidiary Cell Source and with the proceeds of this Offering, would continue the existing business operations of Cell Source as a publicly-traded company. Since the closings of this Offering will occur prior to the Acquisition, the Purchaser will not know the identity of Pubco prior to the Maximum Offering Closing. However, the Purchaser hereby absolutely and irrevocably agrees, acknowledges, covenants and represents that the Purchaser consents to the Acquisition and the Purchaser shall enter into any agreements required to consummate the Acquisition, the effects of which were described in the Memorandum to the satisfaction of the Purchaser and are incorporated herein in their entirety. If the Acquisition has not been completed within 120 days of the Maximum Offering Closing, then for each 30 day period that the Acquisition has not closed, the purchase price for the Units will be reduced by $0.10 and Cell Source shall immediately issue to each Investor such number of Ordinary Shares that would result in the effective purchase price of the Units purchased by such Investor to be equal to the reduced price of the Unit, provided that the effective price shall not be lower than $.25 per Unit.

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4.          Payment. The Purchaser encloses herewith a check payable to, or will immediately make a wire transfer payment to, “Signature Bank, Escrow Agent for Cell Source, Ltd.” in the full amount of the purchase price of the Units being subscribed for. Wire transfer instructions are set forth on page 14 hereof under the heading “To subscribe for Units in the private offering of Cell Source, Ltd.” Such funds will be held for the Purchaser's benefit, and will be returned promptly, without interest or offset if this Subscription Agreement is not accepted by the Company, the Offering is terminated pursuant to its terms by the Company prior to the First Closing (as hereinafter defined), or the Minimum Offering Amount is not sold. Together with a check for, or wire transfer of, the full purchase price, the Purchaser is delivering a completed and executed Omnibus Signature Page to this Subscription Agreement and the Registration Rights Agreement, in the form of Exhibit C to the Memorandum (the “Registration Rights Agreement”).

5.          Deposit of Funds. All payments made as provided in Section 4 hereof shall be deposited with Signature Bank (the “Escrow Agent”), in a non-interest-bearing escrow account (the “Escrow Account”) until the earliest to occur of (a) the closing of the sale of the Minimum Offering Amount (the “First Closing”), (b) the rejection of such subscription, and (c) the termination of the Offering by the Cell Source. Cell Source may continue to offer and sell the Units and conduct additional closings for the sale of additional Units after the First Closing and until the termination of the Offering.

6.          Acceptance of Subscription. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for Units, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription Agreement. If this subscription is rejected in whole, the Offering of Units is terminated or the Minimum Offering Amount is not raised, all funds received from the Purchaser will be returned without interest or offset, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

7.           Representations and Warranties

The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

a)             None of the shares of Ordinary Shares or the shares of Ordinary Shares issuable upon exercise of the Warrants (the “Warrant Shares”) offered pursuant to the Memorandum are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Units is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

b)             Prior to the execution of this Subscription Agreement, the Purchaser and the Purchaser's attorney, accountant, purchaser representative and/or tax adviser, if any (collectively, the “Advisers”), have received the Memorandum and all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein;

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c)             Neither the Securities and Exchange Commission nor any state securities commission or other regulatory authority has approved the Units, the Ordinary Shares, the Warrants or the Warrant Shares, or passed upon or endorsed the merits of the offering of Units or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any federal, state or other regulatory authority;

d)             All documents, records, and books pertaining to the investment in the Units (including, without limitation, the Memorandum) have been made available for inspection by such Purchaser and its Advisers, if any;

e)             The Purchaser and its Advisers, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Units and the business, financial condition and results of operations of Cell Source, and all such questions have been answered to the full satisfaction of the Purchaser and its Advisers, if any;

f)             In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or information (oral or written) other than as stated in the Memorandum;

g)            The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including, without limitation, internet “blogs,” bulletin boards, discussion groups and social networking sites) in connection with the Offering and sale of the Units and is not subscribing for the Units and did not become aware of the Offering of the Units through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

h)            The Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than as described in the Memorandum);

i)             The Purchaser, together with its Advisers, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto;

j)            The Purchaser is not relying on the Company or any of its employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisers;

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k)            The Purchaser is acquiring the Units solely for such Purchaser's own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Units, the shares of Ordinary Shares, the Warrants or the Warrant Shares, and the Purchaser has no plans to enter into any such agreement or arrangement;

l)            The Purchaser must bear the substantial economic risks of the investment in the Units indefinitely because none of the securities included in the Units may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the securities included in the Units to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books. Appropriate notations will be made in the Company's stock books to the effect that the securities included in the Units have not been registered under the Securities Act or applicable state securities laws. Stop transfer instructions will be placed with the transfer agent of the Units. The Company has agreed that purchasers of the Units will have, with respect to the shares of Ordinary Shares and the Warrant Shares, the registration rights described in the Registration Rights Agreement. Notwithstanding such registration rights, there can be no assurance that there will be any market for resale of the Units, the Ordinary Shares, the Warrants or the Warrant Shares, nor can there be any assurance that such securities will be freely transferable at any time in the foreseeable future;

m)            The Purchaser has adequate means of providing for such Purchaser's current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Units for an indefinite period of time;

n)            The Purchaser is aware that an investment in the Units is high risk, involving a number of very significant risks and has carefully read and considered the matters set forth under the caption “Risk Factors” in the Memorandum, and, in particular, acknowledges that Cell Source has a limited operating history, significant operating losses since inception, no revenues to date, limited assets and is engaged in a highly competitive business;

o)            The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D and as set forth on the Accredited Investor Certification contained herein;

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p)            The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Units, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed an delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

q)            The Purchaser and the Advisers, if any, have had the opportunity to obtain any additional information, to the extent Cell Source have such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Memorandum and all documents received or reviewed in connection with the purchase of the Units and have had the opportunity to have representatives of Cell Source provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business of Cell Source deemed relevant by the Purchaser or the Advisers, if any, and all such requested information, to the extent Cell Source had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Purchaser and the Advisers, if any;

r)            Any information which the Purchaser has heretofore furnished or is furnishing herewith to Cell Source is complete and accurate and may be relied upon by Cell Source and gent in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of securities as described in the Memorandum. The Purchaser further represents and warrants that it will notify and supply corrective information to Cell Source immediately upon the occurrence of any change therein occurring prior to Cell Source’s issuance of the securities contained in the Units;

s)            The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser is knowledgeable about investment considerations in companies with limited operating histories. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Units will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser;

t)            The Purchaser is satisfied that the Purchaser has received adequate information with respect to all matters which it or the Advisers, if any, consider material to its decision to make this investment;

u)            The Purchaser acknowledges that any estimates or forward-looking statements or projections included in the Memorandum were prepared by Cell Source in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by Cell Source and should not be relied upon;

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v)            No oral or written representations have been made, or oral or written information furnished, to the Purchaser or the Advisers, if any, in connection with the Offering which are in any way inconsistent with the information contained in the Memorandum;

w)           Within five (5) days after receipt of a request from the Cell Source, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which Cell Source is subject;

x)            THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM OR THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

y)            In making an investment decision investors must rely on their own examination of the Company, Cell Source and the terms of the Offering, including the merits and risks involved. The Purchaser should be aware that it will be required to bear the financial risks of this investment for an indefinite period of time;

z)            (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates;

aa)          The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs

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bb)         To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. The Purchaser acknowledges that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company should the Purchaser become aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and a placement agent, if any, may also be required to report such action and to disclose the Purchaser’s identity to OFAC. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

cc)         To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure,2 or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below; and

dd)         If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government- owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

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8.             Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, and its respective officers, directors, employees, agents, control persons and affiliates, from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

9.             Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives, and permitted assigns.

10.           Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

11.          Immaterial Modifications to the Registration Rights Agreement. The Company may, at any time prior to the Acquisition, modify the Registration Rights Agreement if necessary to clarify any provision therein, without first providing notice or obtaining prior consent of the Purchaser, if, and only if, such modification is not material in any respect.

12.          Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to Cell Source, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 12). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

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13.          Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the shares of Ordinary Shares or the Warrants shall be made only in accordance with all applicable laws.

14.          Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the United States of America and the State of New York, both substantive and remedial, without regard to New York conflicts of law principles. Any judicial proceeding brought against either of the parties to this Agreement or any dispute arising out of this Agreement or any matter related hereto shall be brought in the courts of the State of New York, New York County, or in the United States District Court for the Southern District of New York and, by its execution and delivery of this Agreement, each party to this Agreement accepts the jurisdiction of such courts. The foregoing consent to jurisdiction shall not be deemed to confer rights on any person other than the parties to this Agreement.

15.           Blue Sky Qualification. The purchase of Units under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Units from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

16.           Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

17.           Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about Cell Source, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of Cell Source or for the benefit of any other person or persons, or misuse in any way, any confidential information of Cell Source, including any scientific, technical, trade or business secrets of Cell Source and any scientific, technical, trade or business materials that are treated by Cell Source as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to Cell Source and confidential information obtained by or given to Cell Source about or belonging to third parties.

18.           Miscellaneous.

(a)         This Subscription Agreement, together with the Registration Rights Agreement, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

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(b)          The representations and warranties of the Company and the Purchaser made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the shares of Ordinary Shares and Warrants contained in the Units.

(c)           Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d)          This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e)           Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f)           Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

(g)          The Purchaser understands and acknowledges that there may be multiple closings for this Offering.

(h)          Provided that the First Closing has occurred with respect to the sale of the Units pursuant to this Subscription Agreement, the Company agrees that:

(i)         For a period commencing on the closing of the Offering and terminating five years from the closing of the Offering, in the event the Company (or Pubco) issues or grants any shares of Ordinary Shares or securities convertible, exchangeable or exercisable for Ordinary Shares pursuant to which Ordinary Shares may be acquired at a price less than $0.75 per share (“Adjustment Event”), subject to proportionate adjustments from time to time upon the occurrence of a subdivision, combination, dividend, split, reclassification or reorganization of the Company or the Ordinary Shares, then the Company shall promptly issue additional Ordinary Shares to the Investors under this Offering in an amount sufficient that the subscription price paid hereunder, when divided by the total number of shares issued, will result in an actual price paid by such Investor per share of Ordinary Shares is equal to such lower price, except this right shall not apply to any issuances or grants related to securities convertible, exchangeable or exercisable for Ordinary Shares outstanding or anti-dilution rights existing at the time of this Agreement, this right shall not apply to any Investor who, at the time of the Adjustment Event, holds less than 50% of such Investor’s original holdings in the Company and this right shall not apply to options issued to employees and service providers as part of an employee stock option plan (ESOP).

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(ii)        For a period commencing on the closing of the Offering and terminating five years from the closing of the Offering, upon any financing by the Company of Ordinary Shares or securities convertible into Ordinary Shares (a "Subsequent Financing"), Investors under this offering shall have the right to participate in any Subsequent Financing (subject to customary exemptions).

(i)          Provided that the Maximum Offering Amount is sold, the Investors may elect up to two (2) independent board members to serve on the Company’s Board of Directors or, if after the Acquisition, the Board of Directors of Pubco;

(j)          At the closing of the Acquisition, the note of the Company in the principal amount of $510,000 shall be cancelled and exchanged for a total of 18% of the currently outstanding Ordinary Shares.

(k)         Immediately prior to the First Closing, the Company shall have up to 15,000,000 Ordinary Shares issued and outstanding and no debt.

(l)          Immediately prior to the closing of the Acquisition, the Company shall have entered into lockup agreements with (i) certain affiliate shareholders of Pubco that shall expire one year from the date the Acquisition is consummated and (ii) with all current shareholders of the Company that shall expire two years from the date the Acquisition is consummated.

(m)        Provided that the Acquisition is consummated and the Registration Statement (as defined by the Registration Rights Agreement) is declared effective, certain founders of the Company, Isaac Braun, Saar Dickman, Itamar Shimrat and Yoram Drucker, shall be issued warrants to purchase an aggregate of 3,000,000 Ordinary Shares at an exercise price of $0.75 per share, subject to the same adjustments and terms as the Warrants sold in this Offering.

19.          Omnibus Signature Page. This Subscription Agreement is intended to be read and construed in conjunction with the Registration Rights Agreement pertaining to the issuance by the Company of the shares of Ordinary Shares and Warrants to subscribers pursuant to the Memorandum. Accordingly, pursuant to the terms and conditions of this Subscription Agreement and such related agreements it is hereby agreed that the execution by the Purchaser of this Subscription Agreement, in the place set forth herein, shall constitute agreement to be bound by the terms and conditions hereof and the terms and conditions of the Registration Rights Agreement, with the same effect as if each of such separate but related agreement were separately signed.

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Instructions

To subscribe for Units in the private offering of Cell Source, Ltd.:

1.           Date and Fill in the number of Units being purchased and Complete and Sign the attached Omnibus Signature Page to the Subscription Agreement and Registration Agreement.

2.           Initial the Accredited Investor Certification (United States Resident or Canadian Resident, as applicable) page attached hereto.

3.           Complete and Sign the Investor Profile and, if applicable, Wire Transfer Authorization attached to this letter.

4.           Complete and Sign the Selling Stockholder Questionnaire.

5.           Delivery Instructions of the Omnibus Signature Page, Accredited Investor Certification page, Investor Profile and, if applicable, Wire Transfer Authorization, shall be obtained by contacting Itamar Shimrat, Chief Executive Officer of Cell Source, who may be reached at 011 972 52 444-9977 or ishimrat@cell-source.com.

6.           Please make your subscription payment payable to the order of “Signature Bank, Escrow Agent for Cell Source, Ltd”

For wiring funds directly to the escrow account, see the following instructions:

Bank:	Signature Bank
Acct. Name:	Signature Bank as Escrow Agent for
Cell Source, Ltd
950 Third Avenue, 9th Floor
New York, NY 10022
ABA Number:	026013576
A/C Number:	1501957360
FBO:	Investor Name
Social Security Number
Address

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All funds tendered by Investors will be held in a non-interest bearing escrow account in the Company’s name at Signature Bank, 950 Third Avenue, 9th Floor, New York, NY 10022. It is contemplated that the funds will be released from escrow at such time (or promptly thereafter) as all conditions to closing as set forth in the Subscription Agreement have been satisfied (or otherwise waived) and a closing is consummated. It is contemplated that in the event that the Company does not provide written instructions to Signature Bank with respect to the disbursement of funds on or before December 5, 2013 (subject to an extension until no later than January 4, 2013) the Company will refund all subscription funds, without interest accrued thereon or deduction therefrom, and will return the documents previously delivered to each subscriber, and such documents will be terminated and of no force or effect.

Questions regarding completion of the attached Transaction Documents should be directed to Itamar Shimrat, Chief Executive Officer of Cell Source, who may be reached at 011 972 52 444-9977 or ishimrat@cell-source.com.

Thank you for your interest,

Cell Source, Ltd.

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ANTI MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti- money laundering requirements on brokerage firms and financial institutions. Since April 24,

2002 all brokerage firms have been required to have new, comprehensive anti- money laundering programs.

To help you understand these efforts, we want to provide you with some information about money laundering and, if applicable, a placement agent’s efforts to implement the USA PATRIOT Act.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities.

Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What the Placement Agent is required to do to help eliminate money laundering?

Under new rules required by the USA PATRIOT Act, if there is a placement agent, its anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.	If applicable, as part of the required program, it may ask you to provide various identification documents or other information and until you provide the information or documents that it needs, it may not be able to effect any transactions for you.

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PUBCO/CELL SOURCE, LTD.

OMNIBUS SIGNATURE PAGE TO THE SUBSCRIPTION AGREEMENT

AND REGISTRATION RIGHTS AGREEMENT

Subscriber hereby elects to subscribe under the Subscription Agreement for a total of ________ Units at a price of $0.75 per Unit (NOTE: to be completed by subscriber) and executes the Subscription Agreement and the Registration Rights Agreement.

Date (NOTE: To be completed by subscriber): _________________________

_________________________________________________________________________________________________

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Subscriber(s)	Signature

Date	Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Partnership, Corporation, Limited Liability Company or Trust	Federal Taxpayer Identification Number

By:
Name:	State of Organization
Title:

Date	Address

CELL SOURCE, LTD.

By:
Authorized Officer

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PUBCO/CELL SOURCE, LTD. ACCREDITED

INVESTOR CERTIFICATION—UNITED STATES

RESIDENTS

For Individual Investors Only

(all Individual Investors must INITIAL where appropriate):

Initial _______	I have an individual net worth, or joint net worth with my spouse, as of the date hereof (excluding, for the purpose of net worth calculation, the value of such person’s or persons’ primary residence, after deducting any mortgage securing such primary residence) in excess of $1 million.

Initial _______	I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

Initial _______	I am a director or executive officer of Pubco.

For Non-Individual Investors

(all Non-Individual Investors must INITIAL where appropriate):

Initial _______	The investor certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet at least one of the criteria for Individual Investors set forth above.

Initial _______	The investor certifies that it is a partnership, corporation, limited liability company or any organization described in Section 501(c)(3) of the Internal Revenue Code, Massachusetts or similar business trust that has total assets of at least $5 million and was not formed for the purpose of investing the Company.

Initial _______	The investor certifies that it is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial _______	The investor certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of this Agreement.

Initial _______	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors.

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Initial _______	The investor certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial _______	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial _______	The investor certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

Initial _______	The investor certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial _______	The investor certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial _______	The investor certifies that it is an insurance company as defined in §2(13) of the Securities Act, or a registered investment company.

Initial _______	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

Initial _______	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

Initial _______	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

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Representations and Warranties of the Purchaser (for Canadian Residents)

1.          The Purchaser (on its own behalf and, if applicable, on behalf of the Disclosed Beneficial Purchaser) represents, warrants and covenants to the Company that:

(a)          unless the Purchaser is purchasing the Units under Section 00, the Purchaser is (x) purchasing the Units as principal for his, her or its own account, and not for the benefit of any other person, and for investment purposes only, and not with a view to the resale or distribution of all or any of the Units, (y) the Purchaser is resident in or otherwise subject to the applicable securities legislation of the jurisdiction set out as the “Purchaser’s Address” on the face page hereof and (z) the Purchaser satisfies one or more of the following criteria:

(i)           the Purchaser is an “accredited investor” as such term is defined in National Instrument 45-106 – Prospectus and Registration Exemptions (“NI 45-106”), was not created or used solely to purchase or hold securities as an accredited investor, and has indicated each category of “accredited investor” the Purchaser satisfies by completing the Accredited Investor Certificate attached to this Subscription Agreement; OR

(ii)          the Purchaser is resident in or otherwise subject to applicable securities legislation of British Columbia, Alberta, Manitoba, Québec, New Brunswick, Nova Scotia, Prince Edward Island or Newfoundland and Labrador and is one of the following and has so indicated by initialling the applicable paragraph:

_____	a “director”, “executive officer” or “control person” of the Company, or of an affiliate of the Company (within the meaning of these expressions as used in NI 45-106);

_____	a “spouse” (within the meaning of that expression as used in NI 45-106), parent, grandparent, brother, sister or child of any person referred to in subparagraph (A) above;

_____	a parent, grandparent, brother, sister or child of the spouse of any person referred to in subparagraph (A) above;

_____	a “close personal friend” (within the meaning of that expression as used in NI 45-106) of any person referred to in subparagraph (A) above and, if requested by the Company on behalf of the Company, will provide a signed statement describing any such persons;

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_____	a “close business associate” (within the meaning of that expression as used in NI 45-106) of any person referred to in subparagraph (A) above and, if requested by the Company on behalf of the Company, will provide a signed statement describing any of such persons;

_____	a “founder” (within the meaning of that expression as used in NI 45-106) of the Company or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Company;

_____	a parent, grandparent, brother, sister or child of a spouse of a founder of the Company;

_____	a “person” (within the meaning of that expression as used in NI 45-106) of which a majority of the voting securities are beneficially owned by, or a majority of directors are, persons or companies described in subparagraphs (A) through (G) above; or

_____	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons or companies described in subparagraphs (A) through (G) above;

(b)          if the Purchaser is not purchasing the Units as a principal, the Purchaser is duly authorized to enter into this Subscription Agreement and to execute and deliver all documentation in connection with the purchase of the Units on behalf of the Disclosed Beneficial Purchaser and (x) the Purchaser and the Disclosed Beneficial Purchaser acknowledge that the Company is required by law to disclose to certain regulatory authorities the identity of the Disclosed Beneficial Purchaser for whom it may be acting, (y) the Purchaser is resident in the jurisdiction set out as the “Purchaser’s Address” on the face page hereof and the Disclosed Beneficial Purchaser is resident in the jurisdiction set out under the heading “Disclosed Beneficial Purchaser Information” on the face page hereof and (z) either:

(i)           the Disclosed Beneficial Purchaser is (x) purchasing the Units as principal for his, her or its own account and not for the benefit of any other person, (y) purchasing the Units for investment only and not with a view to the resale or distribution of all or any of the Units and (z) is an “accredited investor” as such term is defined in NI 45-106, was not created or used solely to purchase or hold securities as an accredited investor, and has indicated each category of “accredited investor” that the Disclosed Beneficial Purchaser satisfies by completing the Accredited Investor Certificate attached to this Subscription Agreement; OR

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(ii)          the Purchaser is an “accredited investor” as such term is defined in paragraphs (p) or (q) of the definition of “accredited investor” in NI 45-106 (provided, however, that it is not a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction in Canada) and has indicated that the Purchaser satisfies one of the categories of “accredited investor” set out in paragraphs (p) or (q) of “accredited investor” by completing the Accredited Investor Certificate attached to this Subscription Agreement as Schedule “C”;

(c)          neither the Purchaser nor, if applicable, the Disclosed Beneficial Purchaser was formed for the purpose of purchasing the Units;

(d)          if the Purchaser is an individual, the Purchaser has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto;

(e)          no Units were offered to the Purchaser (or, if applicable, the Disclosed Beneficial Purchaser) by means of general solicitation or advertisement and, in connection therewith, the Purchaser (and, if applicable, the Disclosed Beneficial Purchaser) has not become aware of any advertisement in printed media of general and regular paid circulation (or other printed public media), radio, television or telecommunications or other form of advertisement with respect to the distribution of the Units;

(f)          the Purchaser (and, if applicable, the Disclosed Beneficial Purchaser) acknowledges and consents to the placement of any required legend under Canadian securities laws on any certificate evidencing the Securities issued to the Purchaser;

(g)          the Purchaser (and, if applicable, the Disclosed Beneficial Purchaser) acknowledges that purchasing, holding, exercising and disposing of the Securities may have tax consequences under the laws of Canada, the United States or other jurisdictions, prospective purchasers are solely responsible for determining the tax consequences applicable to their particular circumstances and that he, she or it has been advised by the Company to consult its tax advisors concerning an investment in the Units;

2.            The Purchaser agrees (on its own behalf and, if applicable, on behalf of the Disclosed Beneficial Purchaser) that the representations and warranties of the Purchaser (and, if applicable, the Disclosed Beneficial Purchaser) will be true and correct both as of the execution of this Subscription Agreement and as of the Closing Time and that the representations and warranties of the Purchaser (and, if applicable, the Disclosed Beneficial Purchaser) in this Subscription Agreement will survive the Closing Time and are made by the Purchaser (on its own behalf and, if applicable, on behalf of the Disclosed Beneficial Purchaser) with the intention that they be relied upon by the Company in determining the eligibility of a purchaser of Units under the Offering. The Purchaser (and, if applicable, the Disclosed Beneficial Purchaser) agrees to indemnify and save harmless the Company and its shareholders, directors, officers, employees, counsel and agents against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur which are caused or arise from a breach thereof. The Purchaser undertakes to immediately notify the Company of any change in any statement or other information relating to the Purchaser (or, if applicable, the Disclosed Beneficial Purchaser) set forth herein which takes place prior to the Closing Time.

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3.            The Purchaser (on its own behalf and, if applicable, on behalf of the Disclosed Beneficial Purchaser) acknowledges that this Subscription Agreement and the schedules hereto require the Purchaser to provide certain personal information relating to the Purchaser (and, if applicable, the Disclosed Beneficial Purchaser) to the Company. Such information is being collected by the Company for the purposes of completing the Offering, which includes, without limitation, determining the Purchaser’s eligibility to purchase the Units under applicable securities legislation, preparing and registering certificates representing the Securities to be issued to the Purchaser and completing filings required by any securities regulatory authority. Such personal information may be disclosed by the Company to (a) securities regulatory authorities, (b) any government agency, board or other entity and (c) any of the other parties involved in this private placement, including the Company and its legal counsel, and may be included in record books in connection with this Offering. By executing this Subscription Agreement, the Purchaser (on its own behalf and, if applicable, on behalf of the Disclosed Beneficial Purchaser) is deemed to be consenting to the foregoing collection, use and disclosure of such personal information. The Purchaser (on its own behalf and, if applicable, on behalf of the Disclosed Beneficial Purchaser) also consents to the filing of copies or originals of any of the schedules to this Subscription Agreement as may be required to be filed with any securities regulatory authority in connection with the transactions contemplated hereby.

4.            The Purchaser (on its own behalf and, if applicable, on behalf of the Disclosed Beneficial Purchaser) represents and warrants that the Aggregate Subscription Price which will be advanced by the Purchaser to the Company hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLA”) and the Purchaser acknowledges (on its own behalf and, if applicable, on behalf of the Disclosed Beneficial Purchaser) that the Company may in the future be required by law to disclose his, her or its name and other information relating to this Subscription Agreement and his, her or its subscription hereunder, on a confidential basis, pursuant to the PCMLA or other applicable legislation. To the best of his, her or its knowledge, none of the subscription funds to be provided pursuant to this Subscription Agreement (a) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America or any other jurisdiction or (b) are being tendered on behalf of a person or entity who has not been identified to the Purchaser. The Purchaser shall promptly notify the Company if the Purchaser discovers that any of such representations ceases to be true, and to provide the Company with appropriate information in connection therewith.

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ACCREDITED INVESTOR CERTIFICATE (for Canadian residents)

PLEASE MARK YOUR INITIALS BESIDE THE CATEGORY OF “ACCREDITED INVESTOR” TO WHICH YOU BELONG.

Accredited Investor (defined in National Instrument 45-106) means:

_______	(a)	a Canadian financial institution, or a Schedule III bank;

_______	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

_______	(c)	a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

_______	(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

_______	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

_______	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

_______	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

_______	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

_______	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

_______	(j)	an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

_______	(k)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

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(Note: If individual accredited investors wish to purchase through wholly-owned holding companies or similar entities, such purchasing entities must qualify under paragraph (t) below, which must be initialled)

_______	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

_______	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements, provided that such person has not been created or used solely to purchase or hold securities as an accredited investor;

_______	(n)	an investment fund that distributes or has distributed its securities only to

(A)         a person that is or was an accredited investor at the time of the distribution,

(B)          a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], and 2.19 [Additional investment in investment funds] of NI 45-106, or

(C)          a person described in paragraph (A) or (B) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

_______	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

_______	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

_______	(q)	a person acting on behalf of a fully managed account managed by that person, if that person

(A)          is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(B)           in Ontario, is purchasing a security that is not a security of an investment fund;

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_______	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

_______	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

_______	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors (as defined in NI 45-106);

_______	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or

_______	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as

(A)         an accredited investor, or

(B)         an exempt purchaser in Alberta or British Columbia, and confirmation of such status is being provided to the Company and the Agents.

NOTE: The investor must initial beside the applicable portion of the above definition.

Dated: _____________

If a Corporation, Partnership or Other Entity:	If an Individual:

Name of Entity	Signature

Type of Entity	Printed or Typed Name

Signature of Person Signing

Printed or Typed Name and Title of Person Signing

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PUBCO/CELL SOURCE, LTD.

Investor Profile

(Must be completed by Investor)

Section A - Personal Investor Information

Investor Name(s): __________________________________________________________________________________

Individual executing Profile or Trustee: ________________________________________________________________

Social Security Numbers / Federal I.D. Number: __________________________________________________________

Date of Birth:	______________	Marital Status: ________________________________
Joint Party Date of Birth:	______________	Investment Experience (Years): ____________________
Annual Income:	______________	Liquid Net Worth: ______________________________
Net Worth (excluding value of primary residence): ______

Tax Bracket:                           ___________ 15% or below        ________ 25% - 27.5%        _______Over 27.5%

Investment Objectives (circle one or more):	Preservation of Capital, Income, Capital Appreciation, Trading Profits, Speculation or Other (please specify) * See definitions on following page

Home Street Address:
Home City, State & Zip Code:
Home Phone: ________________	Home Fax: ________________________	Home Email: ____________________
Employer:
Employer Street Address:
Employer City, State & Zip Code:
Bus. Phone: ________________	Bus. Fax: _________________________	Bus. Email: _____________________
Type of Business:

If you are a United States citizen, please list the number and jurisdiction of issuance of any other government-issued document evidencing residence and bearing a photograph or similar safeguard (such as a driver’s license or passport), and provide a photocopy of each of the documents you have listed.

_______________________________________________________________________________________________

If you are NOT a United States citizen, for each jurisdiction of which you are a citizen or in which you work or reside, please list (i) your passport number and country of issuance or (ii) alien identification card number AND (iii) number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard, and provide a photocopy of each of these documents you have listed. These photocopies must be certified by a lawyer as to authenticity.

_______________________________________________________________________________________________

Section B – Securities Delivery Instructions

_____ Please deliver securities to the Employer Address listed in Section A.

_____ Please deliver securities to the Home Address listed in Section A.

_____ Please deliver securities to the following address:

           _____________________________________________________.

Section C – Form of Payment – Check or Wire Transfer

_____ Check payable to Signature Bank, As Escrow Agent for Cell Source, Ltd.

_____ Wire funds from my outside account according to the “Instructions” Page.

_____ The funds for this investment are rolled over, tax deferred from _________ within the allowed 60 day window.

Please check if you are a FINRA member or affiliate of a FINRA member firm: ________

Investor Signature	Date

Investor Signature	Date

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Investment Objectives: The typical investment listed with each objective are only some examples of the kinds of investments that have historically been consistent with the listed objectives. Cell Source, Ltd. can assure that any investment will achieve your intended objective. You must make your own investment decisions and determine for yourself if the investments you select are appropriate and consistent with your investment objectives.

Cell Source, Ltd. does not assume responsibility to you for determining if the investments you selected are suitable for you.

Preservation of Capital: An investment objective of Preservation of Capital indicates you seek to maintain the principal value of your investments and are interested in investments that have historically demonstrated a very low degree of risk of loss of principal value. Some examples of typical investments might include money market funds and high quality, short-term fixed income products.

Income: An investment objective of Income indicates you seek to generate income from investments and are interested in investments that have historically demonstrated a low degree of risk of loss of principal value. Some examples of typical investments might include high quality, short and medium-term fixed income products, short-term bond funds and covered call options.

Capital Appreciation: An investment objective of Capital Appreciation indicates you seek to grow the principal value of your investments over time and are willing to invest in securities that have historically demonstrated a moderate to above average degree of risk of loss of principal value to pursue this objective. Some examples of typical investments might include Ordinary Sharess, lower quality, medium- term fixed income products, equity mutual funds and index funds.

Trading Profits: An investment objective of Trading Profits indicates you seek to take advantage of short-term trading opportunities, which may involve establishing and liquidating positions quickly. Some examples of typical investments might include short-term purchases and sales of volatile or low priced Ordinary Sharess, put or call options, spreads, straddles and/or combinations on equities or indexes. This is a high-risk strategy.

Speculation: An investment objective of Speculation indicates you seek a significant increase in the principal value of your investments and are willing to accept a corresponding greater degree of risk by investing in securities that have historically demonstrated a high degree of risk of loss of principal value to pursue this objective. Some examples of typical investments might include lower quality, long-term fixed income products, initial public offerings, volatile or low priced Ordinary Shares, the purchase of sale of put or call options, spreads, straddles and/or combinations on equities or indexes, and the use of short- term or day trading strategies.

Other: Please specify.

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